Exhibit 99.1

June 10, 2015 Any copying, distribution or use of any of the information contained herein that is not expressly permitted by Altisource in writing is STRICTLY PROHIBITED. Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.á r.l. or its subsidiaries. © 2015 Altisource. All rights reserved Morgan Stanley 2015 Financials Conference

Forward-Looking Statements, Estimates and Non-GAAP Measures This presentation contains forward‐looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward‐looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward‐looking statements. These statements include those regarding future events, our Company performance, or estimates or projections relating to the future. Factors which could cause actual results to differ materially from these forward-looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of, stability of and events that may have a material impact on our customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward‐looking statements, whether as a result of new information, future events or otherwise. Altisource management utilizes certain non-GAAP measures such as Adjusted Pretax Income Attributable to Altisource, Adjusted Net Income Attributable to Altisource and Adjusted Earnings Per Share – Diluted, as key metrics in evaluating its financial performance. These measures should be considered in addition to, rather than as a substitute for, income before income taxes, net income attributable to Altisource and diluted earnings per share. These non-GAAP measures are presented as supplemental information and reconciled to pretax income, net income attributable to Altisource or earnings per share - diluted in the Appendix to this presentation.

Table of Contents Business Overview .. . 3 Growth Initiatives .. 8 Financial Performance .. 10 Appendix . 13

Business Overview

Business Overview Services to the real estate and mortgage marketplaces that are typically outsourced by loan servicers, originators and home owners Accounts receivable management and customer relationship management services Business process management solutions and distribution solutions to enable the real estate and mortgage marketplaces and infrastructure support Technology Services Mortgage Services Consolidated Altisource - 3/31/2015 LTM1 Service Revenue: $936.5mm Operating Income: $137.8mm Operating Cash Flow: $145.2mm Financial Services LTM refers to the Last Twelve Months

Mortgage Services – Summary Operating margin is calculated using service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest Does not include eliminations. Some categories include default and originations related revenue Service revenue growth principally from growth of Ocwen and services expansion Operating margin decline was primarily from amortization of intangible assets associated with the 2013 acquisition of the fee-based businesses Overview 2008 – 3/31/15 LTM CAGR: 48% Note: In Q1’15, certain revenues that were historically recorded in the Technology Services segment are now recorded in the Mortgage Services segment. Prior periods have been reclassified to conform with the current presentation 13.5 26.3 55.7 95.0 143.1 176.2 212.1 199.7 24.6% 36.7% 41.1% 42.0% 40.4% 35.7% 32.5% 30.7% 0% 10% 20% 30% 40% 50% $0 $50 $100 $150 $200 $250 2008 2009 2010 2011 2012 2013 2014 3/31/15 LTM Operating Income ($mm) (2) Operating Margin % (1) 55.0 71.7 135.7 226.1 354.6 493.5 653.1 650.3 $0 $100 $200 $300 $400 $500 $600 $700 2008 2009 2010 2011 2012 2013 2014 3/31/15 LTM Segment Service Revenue ($mm) Asset Management Services , 57% Closing and Insurance Services , 22% Residential Property Valuation , 14% Default Management Services , 4% Origination Management Services , 3% 3/31/15 LTM Service Revenue Composition (2)

Financial Services – Summary Operating margin is calculated using service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest Operating income and margin exclude $2.8mm of goodwill impairment recognized in 2010 55 Service Revenue growth in 2014 was primarily due to growth in the customer relationship management business from the addition of new clients and expansion of services provided to existing clients Operating margins for 2014 declined primarily due to lower mix of the higher margin mortgage charge-off collections business Overview 62.8 51.0 45.2 37.4 29.6 46.8 46.9 46.5 11.1 28.7 29.6 31.9 34.4 45.7 51.4 49.8 73.8 79.7 74.7 69.2 64.0 92.5 98.3 96.4 $0 $20 $40 $60 $80 $100 $120 2008 2009 2010 2011 2012 2013 2014 3/31/15 LTM Segment Service Revenue ($mm) Asset Recovery Management Customer Relationship Management Asset Recovery Management , 48% Customer Relationship Management , 52% 3/31/15 LTM Service Revenue Composition (5.9) 2.7 3.1 4.5 4.4 22.1 15.4 12.9 - 8.0% 3.4% 4.2% 6.4% 6.8% 23.9% 15.6% 13.4% -10% 0% 10% 20% 30% -$10 $0 $10 $20 $30 2008 2009 2010 2011 2012 2013 2014 3/31/15 LTM Operating Income ($mm) (1) (2) Operating Margin %

Technology Services – Summary Revenue growth primarily from Ocwen’s portfolio growth and the 2013 Equator acquisition Operating margins have declined due our investments in the development of next generation technologies 2008 – 3/31/15 LTM CAGR: 30% Overview (1) Operating margin is calculated using service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest Note: In Q1’15, certain revenues that were historically recorded in the Technology Services segment are now recorded in the Mortgage Services segment. Prior periods have been reclassified to conform with the current presentation 45.3 47.5 52.0 55.0 71.5 100.7 227.3 232.4 $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 2008 2009 2010 2011 2012 2013 2014 3/31/15 LTM Segment Service Revenue ($mm) 9.4 18.2 18.1 14.0 9.7 5.7 2.9 - 8.0 20.7% 38.4% 34.8% 25.4% 13.6% 5.6% 1.3% - 3.5% -10% 0% 10% 20% 30% 40% 50% -$10 -$5 $0 $5 $10 $15 $20 2008 2009 2010 2011 2012 2013 2014 3/31/15 LTM Operating Income ($mm) (1) Operating Margin % Software Services , 64% IT Infrastructure Services , 36% 3/31/15 LTM Service Revenue Composition

Growth Initiatives

Strategic Initiatives Real Estate Marketplace Expand our innovative online real estate marketplace Grow our property management and renovation services business Mortgage Marketplace Grow our origination services and technologies Attract clients to our comprehensive default related businesses

Financial Performance

Historical Performance 186.7 247.0 334.8 466.9 662.1 938.7 936.5 20% 22% 26% 27% 24% 18% 15% 0% 10% 20% 30% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 2014 3/31/15 LTM Service Revenue ($ millions) Operating Margin % 33.3 52.8 111.6 116.5 185.5 197.5 145.2 18% 21% 33% 25% 28% 21% 16% 0% 10% 20% 30% 40% $0 $50 $100 $150 $200 $250 2009 2010 2011 2012 2013 2014 3/31/15 LTM Operating Cash Flow ($ millions) % of Service Revenue

Historical Performance * Adjusted Earnings Per Share – Diluted is a non-GAAP measure defined and reconciled in the Appendix (Slide 20) 26.0 49.3 71.1 110.6 130.0 134.5 98.6 14% 20% 21% 24% 20% 14% 11% -2% 3% 8% 13% 18% 23% 28% 33% 38% $0 $20 $40 $60 $80 $100 $120 $140 $160 2009 2010 2011 2012 2013 2014 3/31/15 LTM Net Income Attributable to Altisource ($ millions) % of Service Revenue 1.07 1.88 2.77 4.43 5.19 5.69 4.34 1.15 2.07 2.96 4.62 6.25 7.17 5.86 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 2009 2010 2011 2012 2013 2014 3/31/15 LTM Earnings Per Share - Diluted ($) GAAP EPS - Diluted Adjusted EPS - Diluted *

Appendix

Appendix 2015 Scenarios . .. 15 Non-GAAP Measures . . 18 Investor Relations Information .. .21

2015 Scenarios 2015 $ millions (except EPS) 2014 Actual Scenario A3 Scenario B4 Average of the financial information from Scenarios A and B Q1 2015 Actual Service Revenue $939 $804 $935 $870 $208 GAAP Pretax Income1 $145 $61 $130 $96 $4 Adjusted Pretax Income1,2 $182 $101 $170 $136 $13 GAAP Net Income Attributable to Altisource $134 $57 $122 $90 $4 Adjusted Net Income Attributable to Altisource 2 $170 $95 $160 $127 $12 GAAP Earnings Per Share – Diluted $5.69 $2.66 $6.08 $4.37 5 $0.18 Adjusted Earnings Per Share – Diluted 2 $7.17 $4.40 $7.95 $6.18 5 $0.56 1 Attributable to Altisource 2 Adjusted Pretax Income Attributable to Altisource, Adjusted Net Income Attributable to Altisource and Adjusted Earnings Per Share – Diluted are non-GAAP measures defined and reconciled in Slides 19 and 20 3 Represents the low end of all assumptions listed in Slides 16 and 17 4 Represents the high end of all assumptions listed in Slides 16 and 17 The scenarios are for illustrative purposes only, are not updated every quarter and do not represent a forecast 5 Assumes repurchase of 2.6 million shares. If there are no further repurchases beyond Q1’15, GAAP Earnings Per Share – Diluted and Adjusted Earnings Per Share – Diluted would be $4.09 and $5.81, respectively

# Assumptions - 2015 Scenarios

| | 2014 Actual | 2015 Scenario A Low End of Assumptions | 2015 Scenario B High End of Assumptions | Q1 2015 Actual |
|---|---|---|---|---|
| **Mortgage Services** | | | | |
| **Default related services - Ocwen serviced portfolios:** | | | | |
| **Non-GSE loans on REALServicing:** | | | | |
| Average delinquency rate[1] | 24.6% | 22.0% | 23.0% | 23.2% |
| Average number of delinquent loans (000s)[1] | 349 | 279 | 296 | 310 |
| Service revenue per delinquent loan[2,3] | $1,633 | $1,600 | $1,700 | $387 |
| **GSE loans on REALServicing:** | | | | |
| Average delinquency rate | 7.0% | 5.5% | 6.0% | 7.5% |
| Estimated number of loans transferred from REALServicing in 2015 (000s) | N/A | 600[4] | 300[4] | 22 |
| Average number of delinquent loans (000s) | 56 | 39 | 52 | 79 |
| Service revenue per delinquent loan | $519 | $350 | $400 | $67 |
| **Default related Service revenue from other customers ($ mn)[5]** | $17 | $45 | $55 | $10 |
| **Origination related services** | | | | |
| U.S. loan originations ($ bn) | $1,122[6] | $1,100 | $1,300 | $288[6] |
| Average Lenders One share of U.S. loan origination market | 15.2% | 16.0% | 17.0% | 18.0% |
| Origination related service revenue expressed as basis points of loans originated by Lenders One members | 1.4 | 1.5 | 2.0 | 1.4 |
| **Other Service revenue ($ mn)** | $8 | $15 | $20 | $2 |

[1] Excludes REO properties owned by Altisource Residential

[2] 2015 service revenue per delinquent Non-GSE loan reflects a change in billing that results in certain services that were historically reimbursable expenses revenue becoming service revenue

[3] Excludes revenue generated from post-foreclosure services provided to Altisource Residential

[4] These are Altisource's internal estimates and are not intended to convey the intention of our customer

[5] Consistent with the Q1 2015 presentation, 2014 and 2015 Scenarios have been adjusted to include revenue generated from post-foreclosure services provided to Altisource Residential

[6] Source: Mortgage Bankers Association March 20, 2015 forecast

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*Thinking Ahead. Delivering Today.®*

© 2015 Altisource. All rights reserved.

Assumptions - 2015 Scenarios 1 2014 service revenue included approximately $32 million of acquisition related deferred revenue recognized during 2014. Acquisition related deferred revenue was fully recognized in 2014 2 Attributable to Altisource 2015 2014 Scenario A Scenario B Q1 2015 Actual Low End of Assumptions High End of Assumptions Actual Financial Services: Service revenue ($ mn) Accounts Receivable Management $47 $50 $55 $11 Customer Relationship Management $51 $50 $58 $11 Technology Services Loans on REALServicing Average number of loans serviced by Ocwen on REALServicing (000s) 2,219 1,997 2,173 2,401 Service revenue per loan $42.2 $40.0 $42.0 $10.1 Other Technology Service revenue ($ mn)1 $97 $80 $90 $17 Interest expense ($ mn) $23 $30 $28 $7 Corporate expenses ($ mn) $60 $70 $65 $21 Pretax income2 as a percentage of service revenue Mortgage Services 32% 30% 32% 29% Financial Services 16% 12% 16% 11% Technology Services 2% -9% 0% -16% Consolidated 15% 8% 14% 2% Income tax rate 7% 6% 6% 8% Average number of diluted shares (000s) 23,634 21,500 20,100 20,995

Non-GAAP Measures Adjusted Pretax Income Attributable to Altisource, Adjusted Net Income Attributable to Altisource and Adjusted Earnings Per Share – Diluted are non-GAAP measures used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure Altisource’s performance Adjusted Pretax Income Attributable to Altisource is calculated by adding intangible asset amortization expense to GAAP Pretax Income Attributable to Altisource Adjusted Net Income Attributable to Altisource is calculated by adding intangible asset amortization (net of tax) to GAAP Net Income Attributable to Altisource Adjusted Earnings Per Share – Diluted is calculated by dividing Net Income Attributable to Altisource plus intangible asset amortization expense (net of tax) by the number of diluted shares The reconciliations of non-GAAP measures to GAAP measures are shown on Slides 19 and 20

Non-GAAP Measures Reconciliation ($ in millions) 2014 Actual 2015 Scenario A2 2015 Scenario B3 Average of Scenarios A and B Q1 2015 Actual GAAP Pretax Income (Loss)1 $144.7 $60.9 $130.2 $95.6 $4.1 Add: Intangible amortization expense 37.7 40.0 40.0 40.0 8.9 Adjusted Pretax Income1 $182.3 $100.8 $170.2 $135.5 $13.0 GAAP Net Income (Loss)1 $134.5 $57.1 $122.3 $89.7 $3.7 Add: Intangible asset amortization expense, net of tax4 35.1 37.6 37.6 37.6 8.2 Adjusted Net Income1 $169.6 $94.7 $159.9 $127.3 $11.8 1 Attributable to Altisource 2 Represents low end of all assumptions listed in Slides 16 and 17 3 Represents high end of all assumptions listed in Slides 16 and 17 4 See Slide 20 for calculation Note: Numbers may not total due to rounding

# Non-GAAP Measures

| Reconciliation ($ in millions except per share values) | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 3/31/15 LTM | 2015 Scenario A[2] | 2015 Scenario B[3] | Average of Scenarios A and B | Q1'15 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP Earnings/(Loss) Per Share – Diluted | $1.07 | $1.88 | $2.77 | $4.43 | $5.19 | $5.69 | $4.34 | $2.66 | $6.08 | $4.37 | $0.18 |
| Add: Impact of intangible asset amortization expense, net of tax[1] | $0.08 | 0.19 | 0.19 | 0.19 | 1.06 | 1.48 | 1.52 | 1.75 | 1.87 | 1.81 | 0.39 |
| Adjusted EPS – Diluted | $1.15 | $2.07 | $2.96 | $4.62 | $6.25 | $7.17 | $5.86 | $4.40 | $7.95 | $6.18 | $0.56 |

[1] Calculation of impact of intangible asset amortization expense, net of tax ($ in millions except per share values and share count)

| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 3/31/15 LTM | 2015 Scenario A | 2015 Scenario B | Average of Scenarios A and B | Q1'15 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Intangible asset amortization expense | $2.7 | $4.9 | $5.3 | $5.0 | $28.2 | $37.7 | $37.1 | $40.0 | $40.0 | $40.0 | $8.9 |
| Tax benefit from intangible asset amortization | (0.8) | - | (0.5) | (0.4) | (1.7) | (2.6) | (2.6) | (2.4) | (2.4) | (2.4) | (0.7) |
| Impact of intangible asset amortization expense, net of tax | $1.8 | $4.9 | $4.8 | $4.7 | $26.5 | $35.1 | $34.5 | $37.6 | $37.6 | $37.6 | $8.2 |
| Diluted share count (in 000s) | 24,261 | 26,259 | 25,685 | 24,962 | 25,053 | 23,634 | 22,725 | 21,500 | 20,100 | 20,800 | 20,995 |
| Impact of intangible asset amortization expense, net of tax (per diluted share) | $0.08 | $0.19 | $0.19 | $0.19 | $1.06 | $1.48 | $1.52 | $1.75 | $1.87 | $1.81 | $0.39 |

[2] Represents low end of all assumptions listed in Slides 16 and 17
[3] Represents high end of all assumptions listed in Slides 16 and 17

Note: Numbers may not total due to rounding

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Thinking Ahead. Delivering Today.®

© 2015 Altisource. All rights reserved.

About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Exchange NASDAQ Global Select Market Ticker ASPS Headquarters Luxembourg Employees Approximately 8,700 Investor Relations Information